MAINSTAY FUNDS TRUST

MainStay Epoch U.S. Equity Yield Fund
(the “Fund”)

Supplement dated March 24, 2016 (“Supplement”)

to the Summary and Statutory Prospectuses dated February 29, 2016

At a meeting held on March 22-23, 2016, at the recommendation of New York Life Investment Management LLC, the Board of Trustees of MainStay Funds Trust approved proposals to lower the Fund’s management fee and expense limitation agreement. Accordingly, effective March 25, 2016, the Summary Prospectus and Prospectus are revised as follows:

1. The tables in the sections entitled “Fees and Expenses of the Fund” and “Example” are restated as follows:

	Class A	Investor Class	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2,3]	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.71%	0.82%	0.82%	0.71%
Total Annual Fund Operating Expenses	1.66%	1.77%	2.52%	1.41%
Waivers / Reimbursements[4]	(0.52)%	(0.52)%	(0.52)%	(0.52)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[4]	1.14%	1.25%	2.00%	0.89%
1.	A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.

2.	The management fee is as follows: 0.70% on assets up to $500 million; and 0.69% on assets in excess of $500 million.

3.	Restated to reflect current management fees.

4.	New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.14% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until April 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Expenses After	Class A	Investor	Class C		Class I
		Class	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 660	$ 670	$ 203	$ 303	$ 91
3 Years	$ 997	$ 1,029	$ 735	$ 735	$ 395
5 Years	$ 1,356	$ 1,411	$ 1,294	$ 1,294	$ 722
10 Years	$ 2,366	$ 2,479	$ 2,817	$ 2,817	$ 1,646

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

MAINSTAY FUNDS TRUST

MainStay Epoch U.S. Equity Yield Fund
(the “Fund”)

Supplement dated March 24, 2016 (“Supplement”)

to the Statement of Additional Information dated February 29, 2016 (“SAI”)

At a meeting held on March 22-23, 2016, at the recommendation of New York Life Investment Management LLC, the Board of Trustees of MainStay Funds Trust approved proposals to lower the Fund’s management fee and the Fund’s subadvisory fee. Accordingly, effective March 25, 2016, the subadvisory fee table beginning on page 70 of the SAI is revised to replace the information for the Fund as follows:

MainStay Epoch U.S. Equity Yield Fund	0.350% on assets up to $500 million; and 0.345% on assets above $500 million

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.